      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 2002

                                                      REGISTRATION NO. 333-
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                         TENNESSEE GAS PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                                       74-1056569
        (State or other jurisdiction of                                        (I.R.S. Employer
        incorporation or organization)                                        Identification No.)


        TENNESSEE GAS PIPELINE COMPANY                                        PEGGY A. HEEG, ESQ.
               EL PASO BUILDING                                         TENNESSEE GAS PIPELINE COMPANY
             1001 LOUISIANA STREET                                             EL PASO BUILDING
             HOUSTON, TEXAS 77002                                            1001 LOUISIANA STREET
                (713) 420-2600                                               HOUSTON, TEXAS 77002
                                                                                (713) 420-2600
  (Address, including zip code, and telephone                     (Address, including zip code, and telephone
       number, including area code, or                                    number, including area code, or
   registrant's principal executive offices)                        registrant's principal executive offices)

                                                  COPIES TO:
                DAVID F. TAYLOR                                                KELLY J. JAMESON, ESQ.
           LOCKE LIDDELL & SAPP LLP                                              EL PASO CORPORATION
             600 TRAVIS SUITE 3400                                                EL PASO BUILDING
             HOUSTON, TEXAS 77002                                               1001 LOUISIANA STREET
                (713) 226-1200                                                  HOUSTON, TEXAS 77002
                                                                                   (713) 420-2017

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration statement, as determined in light of market conditions and other factors.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                                                   PROPOSED
                                                                                   MAXIMUM
                                                          PROPOSED MAXIMUM        AGGREGATE            AMOUNT OF
       TITLE OF SECURITIES             AMOUNT TO BE        OFFERING PRICE          OFFERING           REGISTRATION
         TO BE REGISTERED               REGISTERED            PER UNIT              PRICE                 FEE
----------------------------------------------------------------------------------------------------------------------
Debt Securities...................     $40,000,000             $100%             $40,000,000           $3,680.00
======================================================================================================================

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933

================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Tennessee Gas Pipeline Company solely to register additional senior debt securities. Pursuant to General Instruction IV, Registration of Additional Securities, of Form S-3, this Registration Statement hereby incorporates by reference the contents of Tennessee Gas Pipeline Company's Registration Statement on Form S-3 (No. 333-63429).

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-63429 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 5.1         Opinion of Locke Liddell & Sapp LLP.
23.1         Consent of PricewaterhouseCoopers LLP.
23.2         Consent of Locke Liddell & Sapp LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 5th day of June, 2002.

                                          TENNESSEE GAS PIPELINE COMPANY

                                          By:  /s/ JOHN W. SOMERHALDER II
                                            ------------------------------------
                                                  John W. Somerhalder II
                                                  Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates as indicated.

                        SIGNATURE                                   TITLE                       DATE
                        ---------                                   -----                       ----

            /s/ JOHN W. SOMERHALDER II                Chairman of the Board and Director    June 5, 2002
 ------------------------------------------------       (Principal Executive Officer)
              John W. Somerhalder II


                /s/ EDWARD J. HOLM                   Chief Executive Officer and Director   June 5, 2002
 ------------------------------------------------
                  Edward J. Holm


              /s/ STEPHEN C. BEASLEY                        President and Director          June 5, 2002
 ------------------------------------------------
                Stephen C. Beasley


                /s/ GREG G. GRUBER                       Senior Vice President, Chief       June 5, 2002
 ------------------------------------------------      Financial Officer and Treasurer
                  Greg G. Gruber                        (Principal Accounting Officer)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 5.1         Opinion of Locke Liddell & Sapp LLP.
23.1         Consent of PricewaterhouseCoopers LLP.
23.2         Consent of Locke Liddell & Sapp LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).